As filed with the Securities and Exchange Commission on May 29, 2008

Registration No. 333-144068

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-1

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

NCO Group, Inc.*

(Exact name of registrant as specified in its charter)

Delaware	7320	02-0786880
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

507 Prudential Road

Horsham, Pennsylvania 19044

(215) 441-3000

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

*SEE TABLE OF ADDITIONAL REGISTRANT GUARANTORS CONTINUED ON THE NEXT PAGE

Michael J. Barrist

President and Chief Executive Officer

NCO Group, Inc.

507 Prudential Road

Horsham, Pennsylvania 19044

(215) 441-3000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

with a copy to:

Francis E. Dehel, Esquire

Melissa Palat Murawsky, Esquire

Blank Rome LLP

One Logan Square

Philadelphia, Pennsylvania 19103-6998

(215) 569-5500

Facsimile: (215) 569-5555

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number Including Area Code, of Additional Registrant Guarantor’s Principal Executive Offices
AC Financial Services, Inc.	Delaware	68-0623013	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

ALW Financial, Inc. f/k/a ALW Investment Company, Inc.	Delaware	20-5819309	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

AssetCare, Inc.	Georgia	20-4392053	5100 Peachtree Industrial Blvd. Norcross, GA 30071 1-800-220-2274

Compass International Services Corporation	Delaware	22-3540815	507 Prudential Road Horsham, PA 19044 1-800-220-2274

Compass Teleservices, Inc.	New Jersey	22-2744501	507 Prudential Road Horsham, PA 19044 1-800-220-2274

FCA Funding, Inc.	Delaware	23-2984383	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

FCA Leasing, Inc.	Delaware	51-0277275	507 Prudential Road Horsham, PA 19044 1-800-220-2274

JDR Holdings, Inc.	Delaware	22-3264150	507 Prudential Road Horsham, PA 19044 1-800-220-2274

NCO ACI Holdings, Inc. f/k/a AssetCare, Inc.	Georgia	58-1893956	507 Prudential Road Horsham, PA 19044 1-800-220-2274

NCO Customer Management, Inc. f/k/a RMH Teleservices, Inc.	Pennsylvania	23-2250564	507 Prudential Road Horsham, PA 19044 1-800-220-2274

NCO Financial Systems, Inc.	Pennsylvania	23-1670927	507 Prudential Road Horsham, PA 19044 (215) 441-3000

NCO Funding, Inc.	Delaware	51-0378281	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

NCO Group International, Inc.	Delaware	05-0614768	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

NCO Holdings, Inc. f/k/a Management Adjustment Bureau Funding, Inc.	Delaware	23-2984387	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number Including Area Code, of Additional Registrant Guarantor’s Principal Executive Offices
NCO Portfolio Management, Inc. f/k/a NCPM Acquisition Corporation	Delaware	27-0084103	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

NCO Support Services, LLC	Delaware	27-0105477	507 Prudential Road Horsham, PA 19044 1-800-220-2274

NCO Teleservices, Inc.	Pennsylvania	23-2878693	507 Prudential Road Horsham, PA 19044 1-800-220-2274

NCOCRM Funding, Inc.	Delaware	16-1696632	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

NCOP I, Inc. d/b/a NCO Portfolio Management	Nevada	52-2300747	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP II, Inc. d/b/a NCO Portfolio Management	Nevada	52-2300743	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP III, Inc. d/b/a NCO Portfolio Management	Nevada	52-2300742	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP IV, Inc. d/b/a NCO Portfolio Management	Nevada	37-1431981	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP V, Inc. d/b/a NCO Portfolio Management	Nevada	22-3883319	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP VI, Inc. d/b/a NCO Portfolio Management	Nevada	57-1192501	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP VII, Inc. d/b/a NCO Portfolio Management	Nevada	35-2239667	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP VIII, LLC	Nevada	03-0578075	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number Including Area Code, of Additional Registrant Guarantor’s Principal Executive Offices
NCOP IX, LLC	Nevada	20-5995942	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP Capital Resource, LLC	Nevada	None	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP Financing, Inc.	Delaware	51-0407449	1201 Market Street Suite 800 Wilmington, DE 19801 1-800-220-2274

NCOP/Marlin, Inc.	Nevada	52-2352960	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP Nevada Holdings, Inc.	Nevada	52-2300749	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP Services, Inc.	Maryland	52-2300752	1804 Washington Blvd, Dept 200 Baltimore, MD 21230 1-800-220-2274

RMH Teleservices Asia Pacific, Inc.	Delaware	32-0047775	507 Prudential Road Horsham, PA 19044 1-800-220-2274

The name, address, including zip code, and telephone number, including area code, of agent of service for each of the Additional Registrant Guarantors is:

Michael J. Barrist

c/o NCO Group, Inc.

507 Prudential Road

Horsham, Pennsylvania 19044

(215) 441-3000

with a copy to:

Francis E. Dehel, Esquire

Melissa Palat Murawsky, Esquire

Blank Rome LLP

One Logan Square

Philadelphia, Pennsylvania 19103-6998

(215) 569-5500

Facsimile: (215) 569-5555

DEREGISTRATION OF SECURITIES

The registrants are filing this Post-Effective Amendment No. 1 to deregister under this registration statement the securities originally registered for offer and sale pursuant to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission (“SEC”) on June 26, 2007, as amended by Amendment No. 1 to the Registration Statement on Form S-1 filed with the SEC on July 13, 2007 (Registration No. 333-144068) (the “Registration Statement”). The Registration Statement was filed for use by J.P. Morgan Securities Inc. to offer and sell from time to time an indeterminate amount of the Floating Rate Senior Notes due 2013 (and related guarantees) and 11.875% Senior Subordinated Notes due 2014 (and related guarantees) (collectively, the “Notes”) in market making transactions. The registrants are filing this Post-Effective Amendment No. 1 to deregister the Notes (and related guarantees).

NCOP Strategic Partnership, Inc. is not listed as a guarantor and is not a registrant to this Post-Effective Amendment No. 1. Subsequent to the effective date of the Registration Statement, such entity was dissolved.

PART II—INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

24	Powers of Attorney (Incorporated by reference to NCO Group, Inc.’s Registration Statement on Form S-4 (File No. 333-144067) filed on June 26, 2007.)

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO GROUP, INC.

By:	*
Name:	John R. Schwab
Title:	Executive Vice President, Finance, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)
Michael J. Barrist

* John R. Schwab	Executive Vice President, Finance and Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

*	Director
Austin Adams

/S/ RICHARD M. CASHIN	Director
Richard M. Cashin

Director
David M. Cohen

/S/ COLIN M. FARMER	Director
Colin M. Farmer

*	Director
Leo J. Pound

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

AC FINANCIAL SERVICES, INC.

By:	*
Name:	William C. Fischer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President
William C. Fischer	(Principal Executive Officer)

*	Vice President and Treasurer (Principal Financial
Gail Ball	Officer and Principal Accounting Officer)

* John R. Schwab	Director

*
Peter J. Winnington	Director

*
Steven L. Winokur	Director

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

ALW FINANCIAL, INC.

By:	*
Name:	William C. Fischer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President and Director
William C. Fischer	(Principal Executive Officer)

*	Vice President and Treasurer (Principal Financial
Gail Ball	Officer and Principal Accounting Officer)

*
Joshua Gindin	Director

*
Steven L. Winokur	Director

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

ASSETCARE, INC.

By:	*
Name:	John R. Schwab
Title:	Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President and Director
Joshua Gindin	(Principal Executive Officer)

* John R. Schwab	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

COMPASS INTERNATIONAL SERVICES CORPORATION

By:	*
Name:	Michael J. Barrist
Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
* Michael J. Barrist	Chief Executive Officer, President and Director (Principal Executive Officer)

* Steven L. Winokur	Chief Financial Officer, Executive Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Joshua Gindin	Director

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

COMPASS TELESERVICES, INC.

By:	*
Name: Title:	Michael J. Barrist Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
* Michael J. Barrist	Chief Executive Officer, President and Director (Principal Executive Officer)

* Steven L. Winokur	Chief Financial Officer, Executive Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Joshua Gindin	Director

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

FCA FUNDING, INC.

By:	*
Name:	William C. Fischer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
* William C. Fischer	President (Principal Executive Officer)

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

* John R. Schwab	Director

* Steven L. Winokur	Director

* Peter J. Winnington	Director

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

FCA LEASING, INC.

By:	*
Name:	Robert DiSante
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
* Robert DiSante	President and Director (Principal Executive Officer)

* Maria Albino	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Irving Shapiro	Director

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

JDR HOLDINGS, INC.

By:	*
Name:	Michael J. Barrist
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
* Michael J. Barrist	President and Director (Principal Executive Officer)

* Steven L. Winokur	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Joshua Gindin	Director

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO ACI HOLDINGS, INC.

By:	*
Name:	Michael J. Barrist
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President, Chief Executive Officer and Director (Principal Executive Officer)
Michael J. Barrist

* Steven L. Winokur	Chief Financial Officer, Executive Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*	Director
John R. Schwab

*	Director
Joshua Gindin

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO CUSTOMER MANAGEMENT, INC.

By:	*
Name:	Michael J. Barrist
Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President, Chief Executive Officer and Director (Principal Executive Officer)
Michael J. Barrist

* Steven L. Winokur	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*	Director
Joshua Gindin

*	Director
John R. Schwab

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO FINANCIAL SYSTEMS, INC.

By:	*
Name:	Michael J. Barrist
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	Chairman and President (Principal Executive Officer)
Michael J. Barrist

* John R. Schwab	Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

*	Director
Joshua Gindin

*	Director
Steven L. Winokur

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO FUNDING, INC.

By:	*
Name:	William C. Fischer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President (Principal Executive Officer)
William C. Fischer

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

*	Director
John R. Schwab

*	Director
Steven L. Winokur

*	Director
Peter J. Winnington

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO GROUP INTERNATIONAL, INC.

By:	*
Name:	William C. Fischer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President (Principal Executive Officer)
William C. Fischer

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer

*	Director
John R. Schwab

*	Director
Steven L. Winokur

*	Director
Peter J. Winnington

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO HOLDINGS, INC.

By:	*
Name:	William C. Fischer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President (Principal Executive Officer)
William C. Fischer

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer

*
John R. Schwab	Director

*
Steven L. Winokur	Director

*
Peter J. Winnington	Director

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO PORTFOLIO MANAGEMENT, INC.

By:	*
Name:	Richard J. Palmer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President and Director (Principal Executive Officer)
Richard J. Palmer

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

*	Director
Steven L. Winokur

*
Peter J. Winnington	Director

*
Albert Zezulinski	Director

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO SUPPORT SERVICES, LLC.

By:	NCO FINANCIAL SYSTEMS, INC., its member

*
Name:	Michael J. Barrist
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature		Title

NCO FINANCIAL SYSTEMS, INC.

By:	*	Member (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
Name:	Michael J. Barrist
Title:	President

*By:	*
Name:	John R. Schwab

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO TELESERVICES, INC.

By:	*
Name:	Michael J. Barrist
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President, Chief Executive Officer and Director (Principal Executive Officer)
Michael J. Barrist

* Steven L. Winokur	Chief Financial Officer, Executive Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Joshua Gindin	Director

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOCRM FUNDING, INC.

By:	*
Name:	William C. Fischer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President (Principal Executive Officer)
William C. Fischer

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer

*	Director
John R. Schwab

*	Director
Steven L. Winokur

*	Director
Peter J. Winnington

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP I, INC.

By:	*
Name:	Albert Zezulinski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President, Chief Executive Officer and Director (Principal Executive Officer)
Albert Zezulinski

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*	Director
Candace R. Corra

*	Director
Joshua Gindin

*	Director
Michael B. Meringolo

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP II, INC.

By:	*
Name:	Albert Zezulinski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President, Chief Executive Officer and Director (Principal Executive Officer)
Albert Zezulinski

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*	Director
Candace R. Corra

*	Director
Joshua Gindin

*	Director
Michael B. Meringolo

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP III, INC.

By:	*
Name:	Albert Zezulinski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President, Chief Executive Officer and Director (Principal Executive Officer)
Albert Zezulinski

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*	Director
Candace R. Corra

*	Director
Joshua Gindin

*	Director
Michael B. Meringolo

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP IV, INC.

By:	*
Name:	Albert Zezulinski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President, Chief Executive Officer and Director (Principal Executive Officer)
Albert Zezulinski

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*	Director
Candace R. Corra

*	Director
Joshua Gindin

*	Director
Michael B. Meringolo

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP V, INC.

By:	*
Name:	Albert Zezulinski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President, Chief Executive Officer and Director (Principal Executive Officer)
Albert Zezulinski

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*	Director
Candace R. Corra

*	Director
Joshua Gindin

*	Director
Michael B. Meringolo

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP VI, INC.

By:	*
Name:	Albert Zezulinski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President, Chief Executive Officer and Director (Principal Executive Officer)
Albert Zezulinski

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*	Director
Candace R. Corra

*	Director
Joshua Gindin

*	Director
Michael B. Meringolo

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP VII, INC.

By:	*
Name:	Albert Zezulinski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President, Chief Executive Officer and Director (Principal Executive Officer)
Albert Zezulinski

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*	Director
Candace R. Corra

*	Director
Joshua Gindin

*	Director
Michael B. Meringolo

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP VIII, LLC

By:	*
Name:	Albert Zezulinski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
* Albert Zezulinski	President and Chief Executive Officer (Principal Executive Officer)

* Richard J. Palmer	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

NCOP Nevada Holdings, Inc.

By:	*	Manager
Name:	Richard J. Palmer
Title:	Treasurer (CFO)

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP IX, LLC

By:	*
Name:	Albert Zezulinski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
* Albert Zezulinski	President and Chief Executive Officer (Principal Executive Officer)

* Richard J. Palmer	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

NCOP Nevada Holdings, Inc.

By:	*	Manager
Name:	Richard J. Palmer
Title:	Treasurer (CFO)

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP CAPITAL RESOURCE, LLC

By:	*
Name:	Michael J. Barrist
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
* Michael J. Barrist	President and Chief Executive Officer (Principal Executive Officer)

* Steven L. Winokur	Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

NCO Group, Inc.

By:	*	Manager
Name:	Joshua Gindin
Title:	Executive Vice President, General Counsel and Secretary

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP FINANCING, INC.

By:	*
Name:	Richard J. Palmer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
* Richard J. Palmer	President and Director (Principal Executive Officer)

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

* Steven L. Winokur	Director

* Peter J. Winnington	Director

* Albert Zezulinski	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP/MARLIN, INC.

By:	*
Name:	Albert Zezulinski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President, Chief Executive Officer and Director (Principal Executive Officer)
Albert Zezulinski

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*	Director
Candace R. Corra

*	Director
Joshua Gindin

*	Director
Michael B. Meringolo

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP NEVADA HOLDINGS, INC.

By:	*
Name:	Albert Zezulinski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	President, Chief Executive Officer and Director (Principal Executive Officer)
Albert Zezulinski

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*	Director
Candace R. Corra

*	Director
Joshua Gindin

*	Director
Michael B. Meringolo

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP SERVICES, INC.

By:	*
Name:	Michael J. Barrist
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	Chief Executive Officer, President, and Director (Principal Executive Officer)
Michael J. Barrist

*	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)
Richard J. Palmer

*	Director
Joshua Gindin

*	Director
Michael B. Meringolo

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

RMH TELESERVICES ASIA PACIFIC, INC.

By:	*
Name:	Michael J. Barrist
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title
*	Chief Executive Officer, President and Director (Principal Executive Officer)
Michael J. Barrist

* Steven L. Winokur	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*	Director
Joshua Gindin

*	Director
John R. Schwab

*By:	*
Name:	John R. Schwab,
Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

The undersigned, duly appointed agent and attorney-in-fact, has executed the foregoing signature pages on behalf of the foregoing Registrants and the directors and officers named therein, as of May 29, 2008.

By:	/s/ JOHN R. SCHWAB
John R. Schwab
Attorney-in-fact

EXHIBIT INDEX

24	Power of Attorney (Incorporated by reference to NCO Group, Inc.’s Registration Statement on Form S-4 (File No. 333-144067) filed on June 26, 2007.)

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